                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - August 14, 2002
                                                          ---------------



                       ANWORTH MORTGAGE ASSET CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its Charter)




          Maryland                             001-13709                             52-2059785
          --------                             ---------                             ----------
(State or Other Jurisdiction                  (Commission                         (I.R.S. Employer
of Incorporation or Organization)             File Number)                       Identification No.)



1299 Ocean Avenue, Suite 200, Santa Monica, California                 90401
---------------------------------------------------------------   --------------
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (310) 394-0115
                                                           --------------



                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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Item 7. Exhibits.

             (a)   Not Applicable.

             (b)   Not Applicable.

             (c)   Exhibits.

                   Exhibit 99.1

                   99.1 Transmittal Letter dated August 14, 2002

                   Exhibit 99.2
                   ------------

                   Certificate of Chief Executive Officer and Chief Financial Officer

Item 9. Regulation FD Disclosure.

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Anworth Mortgage Asset Corporation filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1 and 99.2.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ANWORTH MORTGAGE ASSET CORPORATION


Date:  August 14, 2002                  By: /s/ Lloyd McAdams
                                            ------------------------------------
                                        Name:  Lloyd McAdams
                                        Title: President and Chief Executive
                                               Officer


                                      -3-

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                                  EXHIBIT INDEX
                                  -------------

  Exhibit Number                                 Description
  --------------                                 -----------
     99.1                 Transmittal Letter dated August 14, 2002

     99.2                 Certificate of Chief Executive Officer and Chief Financial
                          Officer
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